UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2021	(March 10, 2021)
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
3.750% Senior Notes due 2021	JCI21C	New York Stock Exchange
4.625% Notes due 2023	JCI23	New York Stock Exchange
1.000% Senior Notes due 2023	JCI23A	New York Stock Exchange
3.625% Senior Notes due 2024	JCI24A	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual General Meeting of Shareholders of Johnson Controls International plc (the “Company”) held on March 10, 2021, the shareholders of the Company approved the Johnson Controls International plc 2021 Equity and Incentive Plan (the “Plan”). The Plan provides that, subject to adjustment in the event of certain events described in the Plan, up to a total of 55,000,000 of the Company’s ordinary shares may be issued under the Plan. The Plan authorizes the grant to the Company’s and its affiliates’ eligible employees (including the Company’s named executive officers), non-employee directors, advisors and consultants of options, share appreciation rights, performance share units, restricted shares, restricted share units, cash incentive awards, dividends and dividend equivalent units and other awards based on shares. The Plan will be administered by the Compensation and Talent Development Committee of the Company’s Board of Directors, except that the Board of Directors acts as the administrator with respect to awards issued to non-employee directors. As a result of the approval of the Plan by the shareholders of the Company, the Johnson Controls International plc 2012 Share and Incentive Plan (the “Prior Plan”) terminated. No new awards may be granted under the Prior Plan, but all awards granted under the Prior Plan that were outstanding as of the date that shareholders approved the Plan will remain outstanding and will continue to be governed by the Prior Plan.
The Company cannot currently determine the benefits, if any, to be paid under the Plan in the future to the officers of the Company, including the Company’s named executive officers.
The Plan is described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on January 22, 2021. The description of the Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07    Submission of matters to a vote of security holders.

The 2021 Annual General Meeting of Shareholders of the Company was held on March 10, 2021 in Dublin, Ireland. At the meeting, the holders of 642,328,944 of the Company’s ordinary shares were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement dated January 22, 2021. The vote results detailed below represent final results.

Proposal No. 1 - Election of the Board of Directors

Proposal No. 1 was the election, by separate resolution, of each member of Board of Directors. The following individuals were elected to serve on the Board of Directors until the conclusion of the next annual general meeting.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Jean Blackwell	603,964,579	4,973,660	1,458,361	31,932,344
Pierre Cohade	606,499,699	2,486,284	1,410,617	31,932,344
Michael E. Daniels	584,318,691	24,679,097	1,398,812	31,932,344
Juan Pablo del Valle Perochena	563,722,653	45,245,461	1,428,486	31,932,344
W. Roy Dunbar	603,741,961	5,266,333	1,388,306	31,932,344
Gretchen R. Haggerty	606,813,522	2,261,100	1,321,978	31,932,344
Simone Menne	605,208,659	3,838,122	1,349,819	31,932,344
George R. Oliver	575,987,368	30,890,675	3,518,557	31,932,344
Jürgen Tinggren	603,469,769	5,525,894	1,400,937	31,932,344
Mark Vergnano	603,249,406	5,662,049	1,485,145	31,932,344
R. David Yost	600,956,206	7,931,100	1,509,294	31,932,344
John D. Young	604,371,851	4,572,866	1,451,883	31,932,344

Proposal No. 2.a - Ratify appointment of independent auditors

Proposal No. 2.a was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
615,814,720	25,649,832	864,392

Proposal No. 2.b - Authorize the Audit Committee to set the auditors’ remuneration

Proposal No. 2.b was a management proposal to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
628,783,338	12,387,572	1,158,034

Proposal No. 3 - Authorize the Company to make market purchases of Company shares

Proposal No. 3 was a management proposal to authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
630,061,910	9,367,770	2,899,264

Proposal No. 4 - Determine the price range at which the Company can reissue treasury shares

Proposal No. 4 was a management proposal to determine the price range at which the Company can re-allot shares that it holds as treasury shares. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
632,753,861	3,852,664	5,722,419

Proposal No. 5 - Non-binding advisory vote on executive compensation

Proposal No. 5 was a management proposal to hold a non-binding advisory vote on the compensation of the Company’s executives, as described in the Proxy Statement. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
560,974,004	45,237,000	4,185,596	31,932,344

Proposal No. 6 - Approval of the Johnson Controls International plc 2021 Equity and Incentive Plan

Proposal No. 6 was a management proposal to approve the Johnson Controls International plc 2021 Equity and Incentive Plan, including the authority to issue 55,000,000 of the Company’s ordinary shares under the plan. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
558,985,146	49,818,872	1,592,582	31,932,344

Proposal No. 7 - Approval of the Board of Directors’ authority to allot shares

Proposal No. 7 was a management proposal to approve the Board of Directors’ authority to allot shares up to an aggregate nominal value of US$2,398,000, or approximately 33% of the Company’s issued ordinary share capital. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
621,406,575	16,304,371	4,617,998

Proposal No. 8 - Waiver of statutory pre-emption rights

Proposal No. 8 was a management proposal to approve the waiver by shareholders of their statutory pre-emption rights in the event of the issuance of ordinary shares for cash, if the issuance is limited to up to an aggregate nominal value of US$359,000, or approximately 5% of the Company’s issued ordinary share capital. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
631,713,192	8,388,538	2,227,214

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Johnson Controls International plc 2021 Equity and Incentive Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed on January 22, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JOHNSON CONTROLS INTERNATIONAL PLC

Date: March 11, 2021	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary